Property and Equipment, Net	6 Months Ended
Jun. 30, 2025
Property, Plant and Equipment [Abstract]
Property and equipment, net

4. Property and equipment, net The amounts shown in the accompanying unaudited interim condensed consolidated balance sheets are analyzed as follows:

	June 30, 2025	December 31, 2024
Furniture and office equipment	388,304	387,374

Total	388,304	387,374

Less accumulated depreciation	(93,820)	(69,864)

Property and equipment, net	294,484	317,510

The Company recognized depreciation expense of $23,956 for property and equipment for the six-months ended June 30, 2025 which is included under “Depreciation” in the accompanying unaudited interim condensed consolidated statement of operations.

During the six months ended June 30, 2025 and 2024, the Company purchased furniture and office equipment amounting to $930 and $265,367, respectively, for the offices in Greece and Hong Kong (Note 7).